SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

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DREYFUS INVESTMENT FUNDS
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DREYFUS INVESTMENT FUNDS
Dreyfus/The Boston Company Emerging Markets Core Equity Fund
200 Park Avenue
New York, New York  10166

December __, 2013
Dear Shareholder:

Enclosed are a Notice and a Proxy Statement concerning a Special Meeting of Shareholders of Dreyfus/The Boston Company Emerging Markets Core Equity Fund (the "Fund"), a series of Dreyfus Investment Funds (the "Trust").  As a shareholder of the Fund, you are being asked to vote on (i) the engagement of two sub-advisers to manage portions of the Fund's assets, (ii) a "manager of managers" arrangement and (iii) changes to certain of the fundamental investment restrictions of the Fund, as described below.

Effective on or about January 31, 2014, the Fund's name will be changed to "Dreyfus Diversified Emerging Markets Fund" and The Dreyfus Corporation ("Dreyfus"), the Fund's investment adviser, will implement changes to the Fund's investment strategy, which are designed to provide exposure to various portfolio managers and investment strategies that focus on investing in equity securities of emerging market issuers.  Pursuant to these changes, Dreyfus will allocate the Fund's assets among emerging market equity strategies employed by sub-advisers and other investment companies ("underlying funds").  Dreyfus currently intends to allocate the Fund's assets, subject to shareholder approval, to The Boston Company Asset Management, LLC ("TBCAM") and Mellon Capital Management Corporation ("Mellon Capital"), each an affiliate of Dreyfus.  If shareholders approve the engagement by Dreyfus of TBCAM and Mellon Capital as sub-advisers to the Fund, Dreyfus currently intends to allocate one-third of the Fund's total assets to TBCAM to be managed by a portfolio management team at TBCAM using a different investment process than the one currently used by the Fund's current portfolio managers who are dual employees of Dreyfus and TBCAM and who would no longer serve as portfolio managers of the Fund, and one-third of the Fund's total assets to Mellon Capital.  Dreyfus currently intends to allocate the remaining one-third of the Fund's total assets to one or more underlying funds.  These underlying funds may include other funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds.  Dreyfus would allocate new inflows and outflows of Fund assets to TBCAM, Mellon Capital and the underlying funds in accordance with this allocation methodology, and would rebalance the Fund's portfolio at least quarterly if the amount allocated to a particular investment strategy varies from the normal targeted allocation by 10% or more because of market fluctuations.  The Fund normally would invest at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities (or other instruments with similar economic characteristics) of companies located, organized, or with a majority of assets or business in emerging market countries, including underlying funds that invest in such securities.  The Fund's investment objective, which is to seek long-term growth of capital, will not change.

In addition, the Fund is seeking shareholder approval to implement a "manager of managers" arrangement whereby Dreyfus would be able to hire and replace affiliated and unaffiliated sub-advisers in the future, without shareholder approval, subject to certain conditions as described in the Proxy Statement.

Shareholders of the Fund also will be asked to approve revising the Fund's fundamental investment restrictions pertaining to borrowing, making loans and investing in derivatives and removing the Fund's fundamental investment restriction pertaining to margin.

Accordingly, the meeting has been called for the purpose of asking shareholders to approve, with respect to the Fund, (i) a Sub-Investment Advisory Agreement between Dreyfus and TBCAM, (ii) a Sub-Investment Advisory Agreement between Dreyfus and Mellon Capital, (iii) the implementation of a "manager of managers" arrangement whereby Dreyfus, under certain circumstances, would be able to hire and replace affiliated and unaffiliated sub-advisers without obtaining shareholder approval, and (iv) changes to certain of the fundamental investment restrictions of the Fund.  Shareholder approval is not required for the Fund to invest in underlying funds.  The Fund will not pay Dreyfus an investment advisory fee or administration fee with respect to any portion of the Fund's assets allocated to investments in underlying funds.

After careful review, the Trust's Board of Trustees (the "Board") has approved each of the Proposals set forth in the enclosed Proxy Statement.  The Board recommends that you read the enclosed materials carefully and then vote in favor of each Proposal.

Your vote is extremely important, no matter how large or small your Fund holdings.  By voting promptly, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card.  These voting methods will save the Fund money because it would not have to pay for return-mail postage.  If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person at the meeting.  Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote.  If you have any questions before you vote, please call 1-800-DREYFUS.

Your vote is very important to us.  Thank you for your response and for your continued investment with the Fund.

Sincerely,

Bradley J. Skapyak
President
Dreyfus Investment Funds

DREYFUS INVESTMENT FUNDS
Dreyfus/The Boston Company Emerging Markets Core Equity Fund
______________________________________________

Notice of Special Meeting of Shareholders
To Be Held on January 23, 2014
______________________________________________

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus/The Boston Company Emerging Markets Core Equity Fund (the "Fund"), a series of Dreyfus Investment Funds, will be held at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, on Thursday, January 23, 2014 at 9:30 a.m., for the following purposes:

1.	To approve a Sub-Investment Advisory Agreement for the Fund between Dreyfus and The Boston Company Asset Management, LLC.

2.	To approve a Sub-Investment Advisory Agreement for the Fund between Dreyfus and Mellon Capital Management Corporation.

3.
To approve the implementation of a "manager of managers" arrangement whereby Dreyfus, the Fund's investment adviser, under certain circumstances, would be able to hire and replace affiliated and unaffiliated sub-advisers for the Fund without obtaining shareholder approval.

4.	To approve revising the Fund's fundamental investment restriction on investing in derivatives.

5.	To approve revising the Fund's fundamental investment restriction on borrowing.

6.	To approve revising the Fund's fundamental investment restriction on making loans.

7.	To approve removing the Fund's fundamental investment restriction on margin.

8.	To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

Shareholders of record at the close of business on December 6, 2013 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees

Janette E. Farragher Secretary

New York, New York December __, 2013

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

DREYFUS INVESTMENT FUNDS
Dreyfus/The Boston Company Emerging Markets Core Equity Fund

PROXY STATEMENT

Special Meeting of Shareholders
to be held on January 23, 2014

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the "Board") of Dreyfus Investment Funds (the "Trust"), on behalf of Dreyfus/The Boston Company Emerging Markets Core Equity Fund (the "Fund"), a series of the Trust, to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Thursday, January 23, 2014 at 9:30 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

Shareholders of record at the close of business on December 6, 2013 are entitled to receive notice of and to vote at the Meeting.  Shareholders of the Fund will vote as a single class on each Proposal set forth in this Proxy Statement.  Each Proposal will be voted on separately.  The approval of a Proposal is not contingent on the approval of the other Proposals.  Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  As of September 30, 2013, there were 174,484.237 Fund shares outstanding.  Information as to the share ownership for the Fund is set forth under "Additional Information" in this Proxy Statement.

Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the Proposals.  If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy, by calling the toll-free telephone number, through the Internet or by letter directed to the Fund, which must indicate the shareholder's name and account number.  To be effective, such revocation must be received before the Meeting.  In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

The approximate mailing date of this Proxy Statement and the accompanying proxy card is December 16, 2013.

The principal executive office of the Fund is located at 200 Park Avenue, New York, New York 10166.  A copy of the Fund's most recent Annual Report is available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visiting www.dreyfus.com or calling toll-free 1-800-DREYFUS.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS THIS PROXY STATEMENT AND A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT WWW.DREYFUS.COM/PROXYINFO

INTRODUCTION

Effective on or about January 31, 2014, the Fund's name will be changed to "Dreyfus Diversified Emerging Markets Fund" and Dreyfus, the Fund's investment adviser, will implement changes to the Fund's investment strategy, which are designed to provide exposure to various portfolio managers and investment strategies that focus on investing in equity securities of emerging market issuers.  The Fund will pursue its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or other instruments with similar economic characteristics) of companies located, organized, or with a majority of assets or business in emerging market countries, including other investment companies ("underlying funds") that invest in such securities.  The Fund will consider emerging market countries to include all countries represented in the Morgan Stanley Capital International Emerging Markets Index ("MSCI® EM Index"), the Fund's benchmark index.  Pursuant to the changes to the Fund's investment strategy, Dreyfus will allocate the Fund's assets among emerging market equity strategies employed by sub-advisers and underlying funds.  Dreyfus currently intends to allocate the Fund's assets, subject to shareholder approval described in Proposals 1 and 2, among emerging market equity strategies employed by The Boston Company Asset Management, LLC ("TBCAM") and Mellon Capital Management Corporation ("Mellon Capital"), each an affiliate of Dreyfus, respectively, and one or more underlying funds.  Dreyfus will determine the emerging market investment strategies and will set the target allocations.  If shareholders approve the engagement by Dreyfus of TBCAM and Mellon Capital as sub-advisers to the Fund, Dreyfus currently intends to allocate one-third of the Fund's total assets to TBCAM to be managed by a portfolio management team at TBCAM using a different investment process than the one currently used by the Fund's current portfolio managers who are dual employees of Dreyfus and TBCAM and who would no longer serve as portfolio managers of the Fund, and one-third of the Fund's total assets to Mellon Capital.  Dreyfus currently intends to allocate the remaining one-third of the Fund's total assets to one or more underlying funds.  These underlying funds may include other funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds.  Dreyfus would allocate new inflows and outflows of Fund assets to TBCAM, Mellon Capital and the underlying funds in accordance with this allocation methodology, and would rebalance the Fund's portfolio at least quarterly if the amount allocated to a particular investment strategy varies from the normal targeted allocation by 10% or more because of market fluctuations.  Dreyfus will have the discretion to change the emerging market investment strategies, including whether to implement a strategy employed by Dreyfus, an affiliated or unaffiliated sub-adviser or an underlying fund, and the target allocations when Dreyfus deems it appropriate.  However, unless shareholders approve Proposal 3, shareholder approval would be required before Dreyfus could allocate the Fund's assets to an investment strategy employed by a sub-adviser.  Because the Fund currently does not have such approval, it must first seek shareholder approval of any sub-adviser for the Fund as it is doing in Proposals 1 and 2.  Accordingly, Proposal 3 seeks shareholder approval to implement a "manager of managers" arrangement to enable Dreyfus to hire and replace sub-advisers in the future that are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of Dreyfus' ultimate parent company, which is The Bank of New York Mellon Corporation ("BNY Mellon"), without shareholder approval.  Shareholder approval is not required for the Fund to invest in underlying funds.  The Fund will not pay Dreyfus an investment advisory fee or administration fee with respect to any portion of the Fund's assets allocated to investments in underlying funds.

Shareholders of the Fund also will be asked to approve revising the Fund's fundamental investment restrictions pertaining to borrowing, making loans and investing in derivatives and removing the Fund's fundamental investment restriction pertaining to margin, as described in Proposals 4 through 7.

*           *           *

PROPOSAL 1
APPROVAL OF A NEW SUB-INVESTMENT ADVISORY AGREEMENT WITH
THE BOSTON COMPANY ASSET MANAGEMENT, LLC

At a meeting of the Board held on October 30-31, 2013 (the "Board Meeting"), the Board approved, subject to shareholder approval, TBCAM to serve as a sub-adviser for the Fund.  TBCAM is an affiliate of Dreyfus and would discharge its responsibilities subject to the oversight and supervision of Dreyfus.  The target percentage of the Fund's assets to be allocated to TBCAM, if Proposal 1 is approved, is approximately one-third of the Fund's total assets, which would be managed by a team of portfolio managers at TBCAM using a different investment process than the one currently used by the Fund's current portfolio managers who are dual employees of Dreyfus and TBCAM and who would no longer serve as portfolio managers of the Fund.  Under the proposed Sub-Investment Advisory Agreement between Dreyfus and TBCAM (the "TBCAM Sub-Advisory Agreement"), a form of which is attached as Exhibit A hereto, Dreyfus, and not the Fund, compensates TBCAM out of the fee Dreyfus receives from the Fund.  There will be no increase in the advisory fee paid by the Fund to Dreyfus as a consequence of the appointment of TBCAM or the implementation of the TBCAM Sub-Advisory Agreement.  The fee paid by Dreyfus to TBCAM depends upon the fee rates negotiated by Dreyfus and on the percentage of the Fund's assets allocated to TBCAM.

Information About TBCAM

TBCAM, a registered investment adviser, is a wholly-owned indirect subsidiary of BNY Mellon founded in 1970.  As of September 30, 2013, TBCAM managed more than $46.12 billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowment/foundation clients and sub-advised relationships.  Its principal office is located at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108.

If the TBCAM Sub-Advisory Agreement is approved by shareholders, the portfolio managers responsible for managing the portion of the Fund's assets allocated to TBCAM will make both strategic and opportunistic investments.  Strategic investments will be recommended by a team of emerging market analysts supported by a global research platform.  The analysts are organized into emerging market groupings based on their area of regional/industry expertise.  These analysts utilize a fundamental, bottom-up research process to identify investments for the Fund.  The portfolio managers responsible for managing the portion of the Fund's assets allocated to TBCAM will invest the Fund's assets in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation.  Opportunistic investments are selected by the portfolio managers, who also coordinate country selection decisions and manage risk at the overall strategy level with respect to the portion of the Fund's assets allocated to TBCAM.  Opportunistic investments typically include companies with special situations, a hidden catalyst for price appreciation, or investments selected for tactical positioning purposes.  Opportunistic investments may be as much as 30% of the portion of the Fund's assets allocated to TBCAM and may include the equity securities of companies in both developed and frontier markets.  The country allocation process is a function of relative valuation, combining top down qualitative and quantitative analysis with the bottom-up research process employed by the analysts.  The portfolio managers responsible for managing the portion of the Fund's assets allocated to TBCAM use the sector and country weightings of the MSCI® EM Index as a guide; however, the portfolio's sector and country weightings may significantly vary from those of the index.

The portfolio managers responsible for managing the portion of the Fund's assets allocated to TBCAM generally will sell securities when they believe that there has been a negative change in the company's fundamentals, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

If the TBCAM Sub-Advisory Agreement is approved by shareholders, members of TBCAM's global research team will be responsible for the day-to-day management of the portion of the Fund's assets allocated to TBCAM.  The team members primarily responsible for managing the portion of the Fund's assets allocated to TBCAM are Elizabeth Slover, Michelle Y. Chan, CFA and [______].  Ms. Slover is a senior managing director at TBCAM, and is the director of TBCAM's global research team.  She has been employed by TBCAM since 2005.  Ms. Chan is a director at TBCAM and a senior research analyst on TBCAM's global research team.  She has been employed by TBCAM since 2001.  [BIO TO COME]

TBCAM currently serves as investment adviser or sub-adviser to the following registered investment companies, which have similar investment objectives and policies as the Fund.

Name of Investment Company	Net Assets (as of 9/30/13)	Management Fee Rate

NVIT Emerging Markets Fund	$139,069,631	0.45% of first $200 million in assets; and 0.40% of assets in excess of $200 million

NVIT Developing Markets Fund	$83,050,201	0.45% of first $200 million in assets; and 0.40% of assets in excess of $200 million

The following persons are executive officers and/or directors of TBCAM:  Bart A. Grenier, Chairman, Chief Executive Officer, Chief Investment Officer and a director; Joseph P. Gennaco, President, Chief Operating Officer and a director; Daniel J. McCormack, Executive Vice President and Global Head of Distribution; Adam B. Joffe, Director of Alternatives and Chief Administrative Officer; Jennifer Cassedy, Chief Compliance Officer; and Mitchell E. Harris, Edward H. Ladd, Steven Lipiner and Cynthia Fryer Steer, directors.  The address of each person listed above, as it relates to the person's position with TBCAM, is BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108.

Proposed Sub-Investment Advisory Agreement with TBCAM

The following discussion is a description of the material terms of the TBCAM Sub-Advisory Agreement.  This description is qualified in its entirety by reference to the form of the TBCAM Sub-Advisory Agreement contained in Exhibit A to this Proxy Statement.

The TBCAM Sub-Advisory Agreement provides that, subject to the supervision and approval of Dreyfus and the Board, TBCAM will provide investment management of the portion of the Fund's assets which may be assigned to it from time to time by Dreyfus.  TBCAM, among other duties, will obtain and provide investment research and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets allocated to it, including the placing of portfolio transactions for execution with brokers.  TBCAM also will perform limited non-management services in connection with the management of its allocated portion of the Fund's assets.  The TBCAM Sub-Advisory Agreement provides that TBCAM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or Dreyfus, except by reason of willful misfeasance, bad faith or gross negligence in the performance of TBCAM's duties, or by reason of TBCAM's reckless disregard of its obligations and duties, under the TBCAM Sub-Advisory Agreement.

TBCAM will be compensated from the fee that Dreyfus receives from the Fund.  There will be no increase in the advisory fee paid by the Fund to Dreyfus as a consequence of the engagement of TBCAM or the implementation of the TBCAM Sub-Advisory Agreement.  TBCAM generally will bear all expenses in connection with the performance of its services under the TBCAM Sub-Advisory Agreement.  All other expenses to be incurred in the operation of the Fund (other than those borne by Dreyfus) will be borne by the Fund.

In accordance with the TBCAM Sub-Advisory Agreement and procedures adopted by the Board, TBCAM may effect Fund portfolio transactions through a broker-dealer affiliated with the Fund, Dreyfus or TBCAM, and the affiliated broker-dealer may receive brokerage commissions in connection therewith as permitted by applicable law.

The TBCAM Sub-Advisory Agreement is subject to annual approval by the Board, including a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund or Dreyfus (the "Independent Trustees").  The TBCAM Sub-Advisory Agreement is terminable without penalty by:  (i) Dreyfus on not more than 60 days' notice to TBCAM; (ii) the Board or by vote of the holders of a majority of the Fund's outstanding voting securities on not more than 60 days' notice to TBCAM; or (iii) TBCAM on not less than 90 days' notice to the Fund and Dreyfus.  The TBCAM Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.  In addition, the TBCAM Sub-Advisory Agreement provides that it will terminate if the Investment Advisory Agreement terminates for any reason.

Considerations of the Board

At the Board Meeting, Dreyfus recommended the appointment of TBCAM to serve as a sub-adviser for the Fund.  The recommendation of TBCAM was based on, among other information, Dreyfus' review and due diligence report relating to TBCAM and its investment advisory services.  The Board members also noted that investment personnel of TBCAM currently serve as dual employees of Dreyfus and TBCAM in managing (as Dreyfus employees) the Fund and certain other funds in the Dreyfus Family of Funds for which they serve as Board members and that TBCAM currently serves as sub-adviser to certain other funds in the Dreyfus Family of Funds.  In the opinion of Dreyfus, the proposed allocation to TBCAM of a portion of the Fund's assets, with no increase in the advisory fee paid by the Fund, would be in the best interests of the Fund's shareholders.

At the Board Meeting, the Board, all of whose members are Independent Trustees, considered and approved the TBCAM Sub-Advisory Agreement.  In determining whether to approve the TBCAM Sub-Advisory Agreement, the Board considered the materials prepared by Dreyfus and other information received in advance of the Board Meeting, which included:  (i) a copy of the TBCAM Sub-Advisory Agreement between Dreyfus and TBCAM; (ii) information regarding the process by which Dreyfus selected and recommended TBCAM for Board approval; (iii) information regarding the nature, extent and quality of the services TBCAM would provide to the Fund; (iv) information regarding TBCAM's investment process, reputation, investment management business, personnel and operations; (v) information regarding TBCAM's brokerage and trading policies and practices; (vi) information regarding the level of sub-investment advisory fee to be charged by TBCAM; (vii) information regarding TBCAM's compliance program; and (viii) information regarding TBCAM's financial condition.  The Board also considered the substance of discussions with representatives of Dreyfus at the Board Meeting.  Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

Nature, Extent and Quality of Services to be Provided by TBCAM.  In examining the nature, extent and quality of the services to be provided by TBCAM to the Fund, the Board considered (i) TBCAM's organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) its expertise in providing portfolio management services to other investment portfolios; (iii) its proposed investment strategies for the Fund; and (iv) its compliance program.  The Board specifically took into account TBCAM's investment processes and research resources and capabilities, evaluating how TBCAM would complement the other proposed investment strategies for the Fund.  The Board also discussed the acceptability of the terms of the TBCAM Sub-Advisory Agreement.  The Board also considered the review process undertaken by Dreyfus, and Dreyfus' favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the Fund by TBCAM.  The Board concluded that the Fund will benefit from the quality and experience of TBCAM's investment professionals.  Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by TBCAM were adequate and appropriate in light of TBCAM's portfolio management and research resources to be applied in managing a portion of the Fund's portfolio, and Dreyfus' recommendation to engage TBCAM, and supported a decision to approve the TBCAM Sub-Advisory Agreement.

Investment Performance of TBCAM.  Because TBCAM would be a new sub-adviser for the Fund, the Board could not consider TBCAM's investment performance in managing the portion of the Fund's portfolio to be allocated to TBCAM as a factor in evaluating the TBCAM Sub-Advisory Agreement during the Board Meeting.  In addition, there were no relevant historical returns for the investment process to be used by the team of portfolio managers at TBCAM managing the portion of the Fund's portfolio to be allocated to TBCAM which is different than the investment process currently used by the Fund's current portfolio managers.  The Board discussed with representatives of Dreyfus the investment strategies to be employed by TBCAM in the management of its portion of the Fund's assets.  The Board noted TBCAM's reputation and experience, each portfolio manager's experience, and Dreyfus' experience in selecting, evaluating, and overseeing investment managers.  Based on these factors, the Board supported a decision to approve the TBCAM Sub-Advisory Agreement.

Costs of Services to be Provided.  The Board considered the proposed fee payable under the TBCAM Sub-Advisory Agreement, noting that the proposed fee would be paid by Dreyfus, and not the Fund, and, thus, would not impact the fees paid by the Fund.  The Board concluded that the proposed fee payable to TBCAM by Dreyfus with respect to the assets to be allocated to TBCAM in its capacity as sub-adviser was reasonable and appropriate.

Profitability and Economies of Scale to be Realized.  The Board recognized that, because TBCAM's fee would be paid by Dreyfus, and not the Fund, an analysis of profitability and economies of scale was more appropriate in the context of the Board's consideration of the Investment Advisory Agreement.  Accordingly, considerations of profitability and economies of scale with respect to TBCAM were not relevant to the Board's determination to approve the TBCAM Sub-Advisory Agreement.

The Board also considered whether there were any ancillary benefits that may accrue to TBCAM and its affiliates as a result of TBCAM's relationship with the Fund.  The Board concluded that TBCAM may direct Fund brokerage transactions to certain brokers to obtain research and other services.  However, the Board noted that TBCAM is required to select brokers who meet the Fund's requirements for seeking best execution, and that Dreyfus will monitor and evaluate TBCAM's trade execution with respect to Fund brokerage transactions on a quarterly basis and will provide reports to the Board on these matters.  In addition, the Board recognized that, because TBCAM is a subsidiary of BNY Mellon, BNY Mellon will benefit from the sub-investment advisory fee paid by Dreyfus to TBCAM.  The Board concluded that the benefits that were expected to accrue to TBCAM and its affiliates by virtue of its relationship with the Fund were reasonable.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, all of whose members are Independent Trustees, with the assistance of independent legal counsel, concluded that the initial approval of the TBCAM Sub-Advisory Agreement was in the best interests of the Fund, and approved the TBCAM Sub-Advisory Agreement for the Fund.

Required Vote and the Board's Recommendation

The TBCAM Sub-Advisory Agreement cannot be implemented unless approved at the Meeting, or any adjournment(s) thereof, by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT TRUSTEES,
RECOMMENDS THAT SHAREHOLDERS OF THE FUND
VOTE "FOR" THE APPROVAL OF THIS PROPOSAL 1.

*           *           *

PROPOSAL 2
APPROVAL OF A NEW SUB-INVESTMENT ADVISORY AGREEMENT WITH
MELLON CAPITAL MANAGEMENT CORPORATION

At the Board Meeting, the Board approved, subject to shareholder approval, Mellon Capital to serve as a sub-adviser for the Fund.  Mellon Capital is an affiliate of Dreyfus and would discharge its responsibilities subject to the oversight and supervision of Dreyfus.  The target percentage of the Fund's assets to be allocated to Mellon Capital, if Proposal 2 is approved, is approximately one-third of the Fund's total assets.  Under the proposed Sub-Investment Advisory Agreement between Dreyfus and Mellon Capital (the "Mellon Capital Sub-Advisory Agreement"), a form of which is attached as Exhibit B hereto, Dreyfus, and not the Fund, compensates Mellon Capital out of the fee Dreyfus receives from the Fund.  There will be no increase in the advisory fee paid by the Fund to Dreyfus as a consequence of the appointment of Mellon Capital or the implementation of the Mellon Capital Sub-Advisory Agreement.  The fee paid by Dreyfus to Mellon Capital depends upon the fee rates negotiated by Dreyfus and on the percentage of the Fund's assets allocated to Mellon Capital.

Information About Mellon Capital

Mellon Capital, a registered investment adviser, is a wholly-owned indirect subsidiary of BNY Mellon founded in 1983.  Mellon Capital is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors.  Its principal office is located at 50 Fremont Street, San Francisco, CA  94105.  As of September 30, 2013, Mellon Capital had assets under management totaling approximately $334 billion (including $6.37 billion in overlay strategies).

If the Mellon Capital Sub-Advisory Agreement is approved by shareholders, the portfolio managers responsible for managing the portion of the Fund's assets allocated to Mellon Capital will apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations in equity securities of emerging market issuers.  Mellon Capital uses a proprietary valuation model that identifies and ranks stocks (Composite Alpha Ranking or CAR) based on:

•	a long-term relative valuation model that utilizes forward looking estimates of risk and return;
•
an Earnings Sustainability ("ES") model that gauges how well earnings forecasts are likely to reflect changes in future cash flows.  Measures of ES help stock selection strategy by tilting the Fund's portfolio away from stocks with poor ES and tilting it towards stocks with strong ES; and

•	a set of Behavioral Factors, including earnings revisions and share buybacks that provide the portfolio managers with information about potential misvaluations of stocks.

Mellon Capital constructs a portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure.  Within each sector and style subset, the portfolio managers responsible for managing the portion of the Fund's assets allocated to Mellon Capital would overweight the most attractive stocks and underweight or zero weight the stocks that have been ranked least attractive.  This approach differs from conventional portfolio management in that, generally, Mellon Capital will strictly adhere to underlying models in selecting portfolio securities.  In unusual circumstances, Mellon Capital may deviate from the models.  Mellon Capital may enhance the models from time to time, depending on its ongoing research efforts.

The portfolio managers responsible for managing the portion of the Fund's assets allocated to Mellon Capital typically will consider selling a security if the company's relative attractiveness deteriorates or if valuation becomes excessive.  These portfolio managers also may sell a security if an event occurs that contradicts the portfolio managers' rationale for owning it, such as deterioration in the company's fundamentals, or if better investment opportunities emerge elsewhere.  These sell decisions generally are based on the portfolio managers' adherence to the underlying models.

If the Mellon Capital Sub-Advisory Agreement is approved by shareholders, Warren Chiang, CFA, Ronald P. Gala, CFA and Peter D. Goslin, CFA will be responsible for the day-to-day management of the portion of the Fund's assets allocated to Mellon Capital.  Mr. Chiang is a managing director and head of active equity strategies at Mellon Capital, where he has been employed since 1997.  Mr. Gala is a director and senior portfolio manager—active equity strategies at Mellon Capital and has been employed by other current or predecessor entities of BNY Mellon since 1993.  Mr. Goslin is a vice president and senior portfolio manager—active equity strategies at Mellon Capital, where he has been employed since 1999.

Mellon Capital currently does not serve as investment adviser or sub-adviser to any registered investment companies that have similar investment objectives and policies as the Fund.

The following persons are executive officers and/or directors of Mellon Capital: William Fouse, Chairman Emeritus and director; Thomas Loeb, Chairman Emeritus and director; Gabriella Parcella, Chief Executive Officer and Chairman; Alexander Huberts, President and director; Linda Lillard, Executive Vice President and Chief Operating Officer; Jeffrey Zhang, Executive Vice President, Chief Investment Officer—Active Strategies, and director; Richard Watson, Executive Vice President and Global Head of Distribution; and Mitchell E. Harris, Cynthia Fryer Steer and Thomas Hazuka, directors.  The address of each person listed above, as it relates to the person's position with Mellon Capital, is 50 Fremont Street, San Francisco, CA  94105.

Proposed Sub-Investment Advisory Agreement with Mellon Capital

The following discussion is a description of the material terms of the Mellon Capital Sub-Advisory Agreement.  This description is qualified in its entirety by reference to the form of the Mellon Capital Sub-Advisory Agreement contained in Exhibit B to this Proxy Statement.

The Mellon Capital Sub-Advisory Agreement provides that, subject to the supervision and approval of Dreyfus and the Board, Mellon Capital will provide investment management of the portion of the Fund's assets which may be assigned to it from time to time by Dreyfus.  Mellon Capital, among other duties, will obtain and provide investment research and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets allocated to it, including the placing of portfolio transactions for execution with brokers.  Mellon Capital also will perform limited non-management services in connection with the management of its allocated portion of the Fund's assets.  The Mellon Capital Sub-Advisory Agreement provides that Mellon Capital will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or Dreyfus, except by reason of willful misfeasance, bad faith or gross negligence in the performance of Mellon Capital's duties, or by reason of Mellon Capital's reckless disregard of its obligations and duties, under the Mellon Capital Sub-Advisory Agreement.

Mellon Capital will be compensated from the fee that Dreyfus receives from the Fund.  There will be no increase in the advisory fee paid by the Fund to Dreyfus as a consequence of the engagement of Mellon Capital or the implementation of the Mellon Capital Sub-Advisory Agreement.  Mellon Capital generally will bear all expenses in connection with the performance of its services under the Mellon Capital Sub-Advisory Agreement.  All other expenses to be incurred in the operation of the Fund (other than those borne by Dreyfus) will be borne by the Fund.

In accordance with the Mellon Capital Sub-Advisory Agreement and procedures adopted by the Board, Mellon Capital may effect Fund portfolio transactions through a broker-dealer affiliated with the Fund, Dreyfus or Mellon Capital, and the affiliated broker-dealer may receive brokerage commissions in connection therewith as permitted by applicable law.

The Mellon Capital Sub-Advisory Agreement is subject to annual approval by the Board, including a majority of the Independent Trustees.  The Mellon Capital Sub-Advisory Agreement is terminable without penalty by:  (i) Dreyfus on not more than 60 days' notice to Mellon Capital; (ii) the Board or by vote of the holders of a majority of the Fund's outstanding voting securities on not more than 60 days' notice to Mellon Capital; or (iii) Mellon Capital on not less than 90 days' notice to the Fund and Dreyfus.  The Mellon Capital Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.  In addition, the Mellon Capital Sub-Advisory Agreement provides that it will terminate if the Investment Advisory Agreement terminates for any reason.

Considerations of the Board

At the Board Meeting, Dreyfus recommended the appointment of Mellon Capital to serve as a sub-adviser for the Fund.  The recommendation of Mellon Capital was based on, among other information, Dreyfus' review and due diligence report relating to Mellon Capital and its investment advisory services.  The Board members also noted that investment personnel of Mellon Capital currently serve as dual employees of Dreyfus and Mellon Capital in managing (as Dreyfus employees) certain other funds in the Dreyfus Family of Funds for which they serve as Board members and that Mellon Capital currently serves as sub-adviser to certain other funds in the Dreyfus Family of Funds.  In the opinion of Dreyfus, the proposed allocation to Mellon Capital of a portion of the Fund's assets, with no increase in the advisory fee paid by the Fund, would be in the best interests of the Fund's shareholders.

At the Board Meeting, the Board, all of whose members are Independent Trustees, considered and approved the Mellon Capital Sub-Advisory Agreement.  In determining whether to approve the Mellon Capital Sub-Advisory Agreement, the Board considered the materials prepared by Dreyfus and other information received in advance of the Board Meeting, which included:  (i) a copy of the Mellon Capital Sub-Advisory Agreement between Dreyfus and Mellon Capital; (ii) information regarding the process by which Dreyfus selected and recommended Mellon Capital for Board approval; (iii) information regarding the nature, extent and quality of the services Mellon Capital would provide to the Fund; (iv) information regarding Mellon Capital's investment process, reputation, investment management business, personnel and operations; (v) information regarding Mellon Capital's brokerage and trading policies and practices; (vi) information regarding the level of sub-investment advisory fee to be charged by Mellon Capital; (vii) information regarding Mellon Capital's compliance program; and (viii) information regarding Mellon Capital's financial condition.  The Board also considered the substance of discussions with representatives of Dreyfus at the Board Meeting.  Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

Nature, Extent and Quality of Services to be Provided by Mellon Capital.  In examining the nature, extent and quality of the services to be provided by Mellon Capital to the Fund, the Board considered (i) Mellon Capital's organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) its expertise in providing portfolio management services to other investment portfolios; (iii) its proposed investment strategy for the Fund; and (iv) its compliance program.  The Board specifically took into account Mellon Capital's investment process and research resources and capabilities, evaluating how Mellon Capital would complement the other proposed investment strategies for the Fund.  The Board also discussed the acceptability of the terms of the Mellon Capital Sub-Advisory Agreement.  The Board also considered the review process undertaken by Dreyfus, and Dreyfus' favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the Fund by Mellon Capital.  The Board concluded that the Fund will benefit from the quality and experience of Mellon Capital's investment professionals.  Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by Mellon Capital were adequate and appropriate in light of Mellon Capital's portfolio management and research resources to be applied in managing a portion of the Fund's portfolio, and Dreyfus' recommendation to engage Mellon Capital, and supported a decision to approve the Mellon Capital Sub-Advisory Agreement.

Investment Performance of Mellon Capital.  Because Mellon Capital would be a new sub-adviser for the Fund, the Board could not consider Mellon Capital's investment performance in managing a portion of the Fund's portfolio as a factor in evaluating the Mellon Capital Sub-Advisory Agreement during the Board Meeting.  In addition, there were no relevant historical returns for the investment process to be used by Mellon Capital managing the portion of the Fund's portfolio to be allocated to Mellon Capital.  The Board discussed with representatives of Dreyfus the investment strategies to be employed by Mellon Capital in the management of its portion of the Fund's assets.  The Board noted Mellon Capital's reputation and experience, each portfolio manager's experience, and Dreyfus' experience in selecting, evaluating, and overseeing investment managers.  Based on these factors, the Board supported a decision to approve the Mellon Capital Sub-Advisory Agreement.

Costs of Services to be Provided.  The Board considered the proposed fee payable under the Mellon Capital Sub-Advisory Agreement, noting that the proposed fee would be paid by Dreyfus, and not the Fund, and, thus, would not impact the fees paid by the Fund.  The Board concluded that the proposed fee payable to Mellon Capital by Dreyfus with respect to the assets to be allocated to Mellon Capital in its capacity as sub-adviser was reasonable and appropriate.

Profitability and Economies of Scale to be Realized.  The Board recognized that, because Mellon Capital's fee would be paid by Dreyfus, and not the Fund, an analysis of profitability and economies of scale was more appropriate in the context of the Board's consideration of the Investment Advisory Agreement.  Accordingly, considerations of profitability and economies of scale with respect to Mellon Capital were not relevant to the Board's determination to approve the Mellon Capital Sub-Advisory Agreement.

The Board also considered whether there were any ancillary benefits that may accrue to Mellon Capital and its affiliates as a result of Mellon Capital's relationship with the Fund.  The Board concluded that Mellon Capital may direct Fund brokerage transactions to certain brokers to obtain research and other services.  However, the Board noted that Mellon Capital is required to select brokers who meet the Fund's requirements for seeking best execution, and that Dreyfus will monitor and evaluate Mellon Capital's trade execution with respect to Fund brokerage transactions on a quarterly basis and will provide reports to the Board on these matters.  In addition, the Board recognized that, because Mellon Capital is a subsidiary of BNY Mellon, BNY Mellon will benefit from the sub-investment advisory fee paid by Dreyfus to Mellon Capital.  The Board concluded that the benefits that were expected to accrue to Mellon Capital and its affiliates by virtue of its relationship with the Fund were reasonable.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, all of whose members are Independent Trustees, with the assistance of independent legal counsel, concluded that the initial approval of the Mellon Capital Sub-Advisory Agreement was in the best interests of the Fund, and approved the Mellon Capital Sub-Advisory Agreement for the Fund.

Required Vote and the Board's Recommendation

The Mellon Capital Sub-Advisory Agreement cannot be implemented unless approved at the Meeting, or any adjournment(s) thereof, by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT TRUSTEES,
RECOMMENDS THAT SHAREHOLDERS OF THE FUND
VOTE "FOR" THE APPROVAL OF THIS PROPOSAL 2.

*           *           *

PROPOSAL 3
APPROVAL OF THE IMPLEMENTATION OF A "MANAGER OF MANAGERS"
ARRANGEMENT WHEREBY THE FUND'S INVESTMENT ADVISER, UNDER CERTAIN
CIRCUMSTANCES, WOULD BE ABLE TO HIRE AND REPLACE AFFILIATED AND
UNAFFILIATED SUB-ADVISERS FOR THE FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL

"Manager of Managers" Arrangement

Currently, hiring or replacing a sub-adviser generally requires shareholder approval of the sub-investment advisory agreement, pursuant to Section 15(a) of the 1940 Act.  Because the process of seeking shareholder approval of sub-investment advisory agreements is administratively burdensome and costly to a fund (and therefore indirectly to the fund's shareholders), it may cause delays in executing changes that the fund's board and the investment adviser have determined are necessary or desirable.  As a result, many mutual funds and their investment advisers have requested and obtained orders from the Securities and Exchange Commission (the "SEC") exempting them from certain requirements of Section 15(a) of the 1940 Act, and the rules thereunder, to permit them to hire and replace sub-advisers without shareholder approval.  Dreyfus has obtained from the SEC such an exemptive order (the "Exemptive Order"), upon which the Fund may rely, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with sub-advisers that are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined in the 1940 Act) of BNY Mellon, without obtaining shareholder approval.  The Exemptive Order also relieves the Fund from disclosing the sub-investment advisory fee paid by Dreyfus to an unaffiliated sub-adviser in documents filed with the SEC and provided to shareholders.  In addition, pursuant to the Exemptive Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-adviser that is an affiliate in documents filed with the SEC and provided to shareholders; such fees would be aggregated with fees payable to Dreyfus.  Before the Fund may rely on the Exemptive Order, however, the proposed "manager of managers" arrangement must be approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

If the manager of managers arrangement is approved by Fund shareholders, Dreyfus will continue to provide investment management of the Fund's portfolio in accordance with the Fund's investment objective and policies, and, subject to review and approval of the Board, will:  (i) set the Fund's overall investment strategies; (ii) evaluate, select, and recommend any sub-advisers to manage all or a part of the Fund's assets; and (iii) implement procedures reasonably designed to ensure that sub-advisers comply with the Fund's investment objective, policies and restrictions.  Subject to review by the Board, Dreyfus will (a) when appropriate, allocate and reallocate the Fund's assets among sub-advisers; and (b) monitor and evaluate the performance of sub-advisers.

Under the proposed "manager of managers" arrangement, the Board would evaluate and approve all sub-investment advisory agreements as well as any amendment to an existing sub-investment advisory agreement.  In reviewing a new sub-investment advisory agreement or amendment to an existing sub-investment advisory agreement, the Board will consider factors that it considers to be relevant to its determination, including the nature, extent and quality of services to be provided by the sub-adviser, the sub-adviser's composite performance for other portfolios that were comparable to the Fund with respect to its investment mandate and the sub-investment advisory fee.  Dreyfus would bear the cost of the sub-investment advisory fee payable to any such sub-adviser.

Operation of the Fund under the proposed "manager of managers" arrangement would not:  (1) permit the investment advisory fee paid by the Fund to Dreyfus to be increased without shareholder approval; or (2) diminish Dreyfus' responsibilities to the Fund, including Dreyfus' overall responsibility for the portfolio management services furnished by a sub-adviser.

Under the "manager of managers" arrangement, shareholders would receive notice of, and information pertaining to, any new sub-investment advisory agreement.  In particular, except as modified by the Exemptive Order, shareholders would receive the same information about a new sub-investment advisory agreement and a new sub-adviser that they would receive in a proxy statement related to their approval of a new sub-investment advisory agreement in the absence of a "manager of managers" arrangement.

If Proposal 3 is not approved by the shareholders of the Fund, shareholder approval would continue to be required for Dreyfus to enter into or materially amend a sub-investment advisory agreement with respect to the Fund, such as the approvals being sought in Proposals 1 and 2.

Additional Information About Dreyfus

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as investment adviser to the Fund, subject to the supervision of the Board.  Founded in 1947, Dreyfus manages approximately $246 billion in 165 mutual fund portfolios.  Dreyfus, a wholly-owned subsidiary of BNY Mellon, is the primary mutual fund business of BNY Mellon, a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon has $26.2 trillion in assets under custody and administration and $1.4 trillion in assets under management.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.

Pursuant to an Investment Advisory Agreement with the Trust, dated December 1, 2008, as amended October 31, 2013 (the "Investment Advisory Agreement"), and subject to the supervision and approval of the Board, Dreyfus provides investment management of the Fund's portfolio in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information as from time to time in effect.  In connection therewith, Dreyfus supervises the Fund's investments and conducts or supervises a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets.  Dreyfus furnishes to the Fund such statistical information, with respect to the investments which the Fund may hold or contemplate purchasing, as the Fund may reasonably request.  The Investment Advisory Agreement permits Dreyfus to enter into sub-investment advisory agreements with one or more sub-advisers.  The Investment Advisory Agreement is subject to annual approval by (i) the Board or (ii) vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance also is approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Investment Advisory Agreement is terminable without penalty, on 60 days' notice, by the Board, by vote of the holders of a majority of the Fund's outstanding voting securities, or by Dreyfus.  The Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).  The Investment Advisory Agreement provides that Dreyfus will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, except by reason of willful misfeasance, bad faith or gross negligence in the performance of Dreyfus' duties, or by reason of Dreyfus' reckless disregard of its obligations and duties, under the Investment Advisory Agreement.  The Investment Advisory Agreement was last approved by the Board at a meeting held on February 13-14, 2013, and by the Trust's initial shareholder on December 20, 2005.  A discussion regarding the basis for the Board's approving the Investment Advisory Agreement is available in the Fund's semi-annual report for the six-month period ended March 31, 2013.  The Fund has agreed to pay Dreyfus an investment advisory fee at the annual rate of 1.10% of the value of the Fund's average daily net assets, other than Fund assets allocated to investments in other investment companies, including other funds in the Dreyfus Family of Funds or BNY Mellon Funds Trust and unaffiliated open-end funds, closed-end funds and exchange-traded funds, for which no investment advisory fee will be applied.  For the fiscal year ended September 30, 2013, the investment advisory fee payable by the Fund to Dreyfus amounted to $48,014, all of which amount was waived by Dreyfus pursuant to an expense limitation agreement in effect, resulting in no investment advisory fee being paid by the Fund.

The following persons are officers and/or directors of Dreyfus:  J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Bradley J. Skapyak, Chief Operating Officer and a director; Patrice M. Kozlowski, Senior Vice President–Corporate Communications; Gary E. Abbs, Vice President–Tax; Jill Gill, Vice President–Human Resources; Tracy A. Hopkins, Vice President–Cash Strategies; Joanne S. Huber, Vice President–Tax; Anthony Mayo, Vice President–Information Systems; Kathleen Geis, Vice President; John E. Lane, Vice President; Dean M. Steigauf, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; John Pak, Chief Legal Officer; Christopher O'Connor, Chief Administrative Officer; James Bitetto, Secretary; and Robert G. Capone, Mitchell E. Harris, Andrew Provencher and Cynthia Fryer Steer, directors.  Messrs. Skapyak, Connolly and Bitetto also serve as officers of the Trust.  Mr. Skapyak serves as President, Mr. Connolly serves as Chief Compliance Officer and Mr. Bitetto serves as Vice President and Assistant Secretary of the Trust.  No other officers or directors of Dreyfus serve as officers or Trustees of the Trust.  The address of each officer and/or director of Dreyfus is 200 Park Avenue, New York, New York 10166.

Required Vote and the Board's Recommendation

The "manager of managers" arrangement cannot be implemented unless approved at the Meeting, or any adjournment(s) thereof, by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT TRUSTEES,
RECOMMENDS THAT SHAREHOLDERS OF THE FUND
VOTE "FOR" THE APPROVAL OF THIS PROPOSAL 3.

*           *           *

PROPOSAL 4
TO APPROVE REVISING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION ON
INVESTING IN DERIVATIVES

The Fund has adopted the following investment restriction as a fundamental policy, which can only be changed by a vote of the Fund's shareholders:

The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

The Board recommends that Fund shareholders approve revising the above investment restriction to expand the list of derivative instruments to include other derivative instruments.  It is not believed that the Fund currently is prohibited from using other derivative instruments, provided that such agreements and instruments are appropriately disclosed in the Fund's prospectus and/or statement of additional information, so it is proposed to expand this list of derivative instruments to clarify that it is not intended to be limiting.  Accordingly, the Board has approved, and recommends that Fund shareholders approve, revising the fundamental investment restriction to read as follows:

The Fund may not purchase or sell physical commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices, and enter into swap agreements and other derivative instruments that are commodities or commodity contracts.

Required Vote and the Board's Recommendation

The fundamental investment restriction cannot be revised, as set forth above, unless approved at the Meeting, or any adjournment(s) thereof, by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT TRUSTEES,
RECOMMENDS THAT SHAREHOLDERS OF THE FUND
VOTE "FOR" THE APPROVAL OF PROPOSAL 4.

*           *           *

PROPOSAL 5
TO APPROVE REVISING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION ON BORROWING

The Fund has adopted the following investment restriction as a fundamental policy, which can only be changed by a vote of the Fund's shareholders:

The Fund may not borrow money, except in amounts not to exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this Fundamental Policy, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

The Board recommends that Fund shareholders approve revising the above investment restriction to permit the Fund to borrow money to the extent permitted by the 1940 Act.  The 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund's total assets (including the amounts being borrowed) from banks.  To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain an "asset coverage" of at least 300% of the amount of its borrowings, and, in the event that the Fund's asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays).  Asset coverage means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.  Borrowing money to increase portfolio holdings is known as "leveraging."  Borrowing, especially when used for leverage, may cause the value of the Fund's shares to be more volatile than if the Fund did not borrow.  This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund's portfolio holdings.  To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund.  There also are costs associated with borrowing money, and these costs would reduce and could eliminate the Fund's net investment income in any given period.  The Fund currently does not intend to borrow money for leverage.  As is currently the case, the Fund, however, may borrow money for temporary or emergency (not leveraging) purposes.  While such borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.  In addition, as proposed to be revised, this investment restriction will be interpreted to permit the Fund to engage in certain trading practices and investments, such as reverse repurchase agreements, short sales, swaps, options, forward or futures contracts or other derivatives, that may be considered to be borrowing to the extent permitted by the 1940 Act.  Accordingly, the Board has approved, and recommends that Fund shareholders approve, revising each investment restriction stated above to read as follows:

The Fund may not borrow money, except to the extent permitted under the 1940 Act.

Required Vote and the Board's Recommendation

The fundamental investment restriction cannot be revised, as set forth above, unless approved at the Meeting, or any adjournment(s) thereof, by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT TRUSTEES,
RECOMMENDS THAT SHAREHOLDERS OF THE FUND
VOTE "FOR" THE APPROVAL OF PROPOSAL 5.

*           *           *

PROPOSAL 6
TO APPROVE REVISING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION ON
MAKING LOANS

The Fund has adopted the following investment restriction as a fundamental policy, which can only be changed by a vote of the Fund's shareholders:

The Fund may not make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33-1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

The Board recommends that Fund shareholders approve revising the above investment restriction to clarify the Fund's ability to engage in transactions that might be deemed to involve loans, such as the purchase of certain debt securities and loans.  Accordingly, the Board has approved, and recommends that Fund shareholders approve, revising the investment restriction stated above to read as follows:

The Fund may not lend any securities or make loans to others, except to the extent permitted under the Investment Company Act of 1940, as amended.  For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

Required Vote and the Board's Recommendation

The fundamental investment restriction cannot be revised, as set forth above, unless approved at the Meeting, or any adjournment(s) thereof, by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT TRUSTEES,
RECOMMENDS THAT SHAREHOLDERS OF THE FUND
VOTE "FOR" THE APPROVAL OF PROPOSAL 6.

*           *           *

PROPOSAL 7
TO APPROVE REMOVING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION ON MARGIN

The Fund has adopted the following investment restriction as a fundamental policy, which can only be removed by a vote of the Fund's shareholders:

The Fund may not purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

The Board recommends that Fund shareholders approve removing the above investment restriction to avoid confusion regarding the Fund's ability to engage in transactions that might be considered to be on "margin," such as certain types of derivative transactions.  Accordingly, the Board has approved, and recommends that Fund shareholders approve, removing the above investment restriction.

Required Vote and the Board's Recommendation

The fundamental investment restriction cannot be removed, as set forth above, unless approved at the Meeting, or any adjournment(s) thereof, by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT TRUSTEES,
RECOMMENDS THAT SHAREHOLDERS OF THE FUND
VOTE "FOR" THE APPROVAL OF PROPOSAL 7.

*           *           *

VOTING INFORMATION

Proxies, Quorum and Voting at the Meeting

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" a Proposal.  If a proxy is properly executed and returned marked with an abstention or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares and the broker or nominee does not have discretionary power to vote on the Proposals) (together, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote "FOR" a Proposal.  For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for a Proposal.

A quorum is constituted for the Fund by the presence in person or by proxy of the holders of fifty percent (50%) of the Fund's outstanding shares entitled to vote at the Meeting.  If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund.  In determining whether to adjourn the Meeting with respect to one or more Proposals, the following factors may be considered:  the nature of the Proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" a Proposal in favor of such adjournment with respect to the Proposal, and will vote those proxies required to be voted "AGAINST" a Proposal against any adjournment with respect to the Proposal.  A shareholder vote may be taken for one or more of the Proposals prior to any adjournment if sufficient votes have been received for approval.

With respect to Fund shares for which Dreyfus or its affiliates have voting authority, such shares will be voted in accordance with the recommendation of an independent fiduciary.

With respect to Dreyfus-sponsored individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon ("BNYM"), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions.  However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportion as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders.  Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares in the same proportion as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

Methods of Solicitation and Expenses

The cost of preparing, assembling and mailing this Proxy Statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card, which is expected to total approximately $41,000, will be borne by the Fund.  In addition to the use of the mail, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  The Fund will retain D.F. King & Co., Inc. to assist in the solicitation of proxies, which is expected to cost approximately $1,600, plus any out of pocket expenses, such cost to be borne by the Fund and is included in the estimated total expenses listed above.  Since there is an expense limitation in effect for the Fund, Dreyfus may bear all or a portion of the Fund's expenses with respect to the Meeting.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Proxy Statement and proxy card.  Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

*           *           *

ADDITIONAL INFORMATION

Information about Other Fund Service Providers

Dreyfus also serves as the Fund's administrator pursuant to a Fund Accounting and Administrative Services Agreement between the Trust and Dreyfus.  Pursuant to said Agreement, Dreyfus prepares and maintains the general ledgers and financial statements of the Fund, obtains data from the Fund's transfer agent and custodian necessary to calculate daily the net asset value of the Fund's share classes, audits certain data and transactions of the custodian, transfer agent and Dreyfus, provides regulatory, shareholder and other miscellaneous reporting and prepares and maintains certain required books, records and other documents.  For the fiscal year ended September 30, 2013, the Fund paid Dreyfus, as administrator, an administration fee of $4,365.

MBSC Securities Corporation ("MBSC"), a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as distributor (i.e., principal underwriter) of the Fund's shares pursuant to a distribution agreement between the Trust and MBSC.

Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's transfer and dividend disbursing agent.  Dreyfus Transfer, Inc. receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed for certain out-of-pocket expenses.

Payments to Affiliated Brokers

During the Fund's most recent fiscal year ended September 30, 2013, the Fund did not pay any commissions to affiliated brokers.

Certain Beneficial Ownership

As of September 30, 2013, the Fund had 6,323.021 Class A shares, 3,857.233 Class C shares and 164,303.983 Class I shares issued and outstanding.  Set forth below is information as to those shareholders known by the Trust to own of record or beneficially 5% or more of the indicated class of the Fund's outstanding voting securities as of September 30, 2013.

Name and Address of Shareholder	Amount of Outstanding Shares Held	Percentage of Outstanding Shares of Class Held

Class A

American Enterprise Investment Services Inc. 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	2,502.802	39.5824%

Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105	2,438.198	38.5607%

The Bank of New York Mellon, Custodian — Seymour Rhodes FBO Lynn E. O'Rourke Mount Dora, FL 32757-2709	393.994	6.2311%

Class C
Raymond James Omnibus for Mutual Funds House Acct Firm 880 Carillon Parkway Saint Petersburg, FL 33716-1102	3,042.278	78.8720%

American Enterprise Investment Services Inc. 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	479.512	12.4315%

Janet Johnson, Custodian FBO Emily C. Johnson UTMA Cape Girardeau, MO 63701-1527	335.443	8.6965%

Class I
BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	80,381.171	48.9222%

SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	61,712.677	37.5601%

The Laurence A. Manchester 2002 Trust -- Laurence A. Manchester Trustee Newton, MA 02465-2401	14,515.942	8.8348%

Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

As of September 30, 2013, Trustees and officers of the Trust, as a group, owned less than 1% of the Fund's outstanding shares.

*           *           *

OTHER MATTERS

The Board is not aware of any other matters which may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

Under the proxy rules of the SEC, shareholder proposals meeting requirements contained in those rules may, under certain conditions, be included in the Fund's proxy materials for a particular meeting of shareholders.  One of these conditions relates to the timely receipt by the Fund of any such proposal.  Since the Fund does not have a regular annual meeting of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Fund a reasonable time before the solicitation of proxies for the meeting is made.  The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in proxy materials since there are other requirements in the proxy rules relating to such inclusion.

*           *           *

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated:  December __, 2013

EXHIBIT A

FORM OF SUB-INVESTMENT ADVISORY AGREEMENT WITH
THE BOSTON COMPANY ASSET MANAGEMENT, LLC

SUB-INVESTMENT ADVISORY AGREEMENT

THE DREYFUS CORPORATION
200 Park Avenue
New York, New York  10166

________, 2014

The Boston Company Asset Management, LLC
BNY Mellon Center
One Boston Place
Boston, Massachusetts  02108

Ladies and Gentlemen:
As you are aware, Dreyfus Investment Funds (the "Fund") desires to employ the capital of the series named on Schedule 1 hereto, as such Schedule may be revised from time to time (each, a "Series"), by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in the relevant Series' Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board.  The Fund employs The Dreyfus Corporation (the "Adviser") to act as the Series' investment adviser pursuant to a written agreement (the "Investment Advisory Agreement"), a copy of which has been furnished to you.  The Adviser is authorized to and desires to retain you, and you hereby agree to accept such retention, to act as the Series' sub-investment adviser with respect to that portion of the Series' assets which may be assigned to you from time to time (the "sub-advised assets").

In connection with your serving as sub-investment adviser to the Series, it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement.  Such person or persons may be officers or employees of both you and the Fund.  The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect.

Subject to the supervision and approval of the Adviser and the Fund's Board, you will provide investment management of the sub-advised assets.  Your advisory duties and responsibilities hereunder shall pertain only to the sub-advised assets.  You will provide such investment management in accordance with the Series' investment objective(s), policies and limitations as stated in the Series' Prospectus and Statement of Additional Information as from time to time in effect and provided to you.  In connection therewith, you (i) will obtain and provide investment research and supervise the Series' investments with respect to the sub-advised assets and (ii) will conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the sub-advised assets, including the placing of portfolio transactions for execution with brokers or dealers.  You agree that, in placing any orders with selected brokers and dealers, you will attempt to obtain the best net result in terms of price and execution.  Consistent with this obligation and in accordance with applicable securities laws, you, in your discretion, may purchase and sell portfolio securities from and to brokers and dealers who provide you with research, analysis, advice and similar services.  You may pay to brokers and dealers, in return for such research and analysis, a higher commission than may be charged by other brokers and dealers, subject to your good faith determination that such commission is reasonable in terms either of the particular transaction or of your overall responsibility to the Fund, the Series and your other clients and that the total commissions paid by the Series will be reasonable in relation to the benefits to the Series over the long term and, if applicable, subject to compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended.  Such authorization is subject to termination at any time by the Fund's Board for any reason.  In addition, you are authorized to allocate purchase and sale orders for portfolio securities to brokers and dealers that are affiliated with you, the Adviser, the Series' principal underwriter or any other sub-investment adviser to the Series if you believe that the quality of the transaction and the commission are comparable to what they would be with other qualified firms, and provided that the transactions are consistent with the Fund's Rule 17e-1 procedures.  In no instance may portfolio securities be purchased from or sold to you, the Adviser, the Series' principal underwriter, any other sub-investment adviser to the Series or any person affiliated with you, the Adviser, the Series' principal underwriter, any other sub-investment adviser to the Series or the Series, except in accordance with the applicable securities laws and the rules and regulations thereunder, including Rules 17a-7 and 17a-10 under the Investment Company Act of 1940, as amended, and any exemptive order then currently in effect.  The Adviser will periodically provide you with a list of the affiliates of the Adviser or the Series to which investment restrictions apply, and will specifically identify in writing (a) all publicly traded companies in which the Series may not invest, together with ticker symbols for all such companies, and (b) any affiliated brokers and any restrictions that apply to the use of those brokers by the Series.

Proxies of companies whose shares are part of the sub-advised assets shall be voted as described in the Series' Prospectus and Statement of Additional Information, and you shall not be required to assume any responsibility for the voting of such proxies without your prior consent.  You are authorized and agree to act on behalf of the Series with respect to any reorganizations, exchange offers and other voluntary corporate actions in connection with securities held in the sub-advised assets in such manner as you deem advisable, unless the Series or the Adviser otherwise specifically directs in writing.  You shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the sub-advised assets.  The Adviser shall furnish you with copies of the Series' Prospectuses, Statements of Additional Information and shareholder reports.  You will be provided the opportunity to review and approve any description of you and your investment process set forth in the Series' Prospectus, Statement of Additional Information and shareholder reports.  The Adviser also will furnish you with copies of Prospectus or Statement of Additional Information supplements that disclose any changes to the Series' investment objective, policies, strategies or restrictions.

You will furnish to the Adviser or the Fund such information, with respect to the investments which the Series may hold or contemplate purchasing in connection with the sub-advised assets, as the Adviser or the Fund may reasonably request.  The Fund and the Adviser wish to be informed of important developments materially affecting the sub-advised assets and shall expect you, on your own initiative, to furnish to the Fund or the Adviser from time to time such information as you may believe appropriate for this purpose.  In connection therewith, you will notify the Adviser if you become aware of any securities litigation class actions or settlements affecting the investments which the Series may hold or may have held in the sub-advised assets.  Upon reasonable request, you will make available your officers and employees to meet with the Fund's Board and/or the Adviser to review the sub-advised assets.

You will maintain all required books and records with respect to the securities transactions of the Series for the sub-advised assets, and will furnish the Fund's Board and the Adviser with such periodic and special reports as the Fund's Board or the Adviser reasonably may request.  You hereby agree that all records which you maintain for the Fund or the Adviser are the property of the Fund or the Adviser, and agree to preserve for the periods prescribed by applicable law any records which you maintain for the Fund or the Adviser and which are required to be maintained, and further agree to surrender promptly to the Fund or the Adviser any records which you maintain for the Fund or the Adviser upon request by the Fund or the Adviser, provided that you shall have reasonable opportunity to create and maintain copies of applicable records.

The Adviser and you each agree to comply with applicable laws, rules and regulations, including the Investment Advisers Act of 1940, as amended, and the Investment Company Act of 1940, as amended.  You will promptly notify the Fund's Chief Compliance Officer (a) in the event the Securities and Exchange Commission or other governmental authority has censured you, placed limitations upon your activities, functions or operations, suspended or revoked your registration, as an investment adviser, or has commenced proceedings or an investigation that may result in any of these actions; or (b) upon becoming aware of any material fact relating to you that is not contained in the Series' Prospectus or Statement of Additional Information, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.  Upon request, and in accordance with the scope of your obligations and responsibilities contained in this Agreement, you will provide reasonable assistance to the Fund in connection with the Series' compliance with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder, and Rule 38a-1 under the Investment Company Act of 1940, as amended.  Such assistance shall include, but not be limited to, (i) certifying periodically, upon the request of the Fund's Chief Compliance Officer, that you are in compliance with all applicable "federal securities laws," as required by Rule 38a-1 under the Investment Company Act of 1940, as amended, and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended; (ii) facilitating and cooperating with the Fund's Chief Compliance Officer to evaluate the effectiveness of your compliance controls; (iii) providing the Fund's Chief Compliance Officer with direct access to your compliance personnel; (iv) providing the Fund's Chief Compliance Officer with periodic reports; and (v) promptly providing the Fund's Chief Compliance Officer with special reports in the event of material compliance violations.  Upon request, you will provide certifications to the Fund, in a form satisfactory to the Fund, to be relied upon by the Fund's officers certifying the Fund's periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act of 1940, as amended.

You shall exercise your best judgment in rendering the services to be provided hereunder, and the Adviser agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Fund, the Series or the Adviser, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Adviser, the Fund, the Series or the Series' security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.  The Fund is expressly made a third party beneficiary of this Agreement with rights as respect to the Series to the same extent as if it had been a party hereto.

In consideration of services rendered pursuant to this Agreement, the Adviser will pay you on the first business day of each month, out of the investment advisory fee it receives and only to the extent thereof, a fee at the annual rate set forth on Schedule 1 hereto.  If the Adviser waives all or a portion of the investment advisory fee it is entitled to receive from the Series, the fee payable to you pursuant to this Agreement may be reduced as you and the Adviser mutually agree.  The fee for the period from the effective date of this Agreement to the end of the month thereof shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable within 10 business days of the date of termination of this Agreement.  For the purpose of determining fees payable to you, the value of the Series' net assets shall be computed in the manner specified in the Series' then-current Prospectus and Statement of Additional Information for the computation of the value of the Series' net assets.

Net asset value shall be computed on such days and at such time or times as described in the Series' then-current Prospectus and Statement of Additional Information.  You agree to monitor the sub-advised assets and to notify the Adviser on any day that you determine that a significant event has occurred with respect to one or more securities held in the sub-advised assets that would materially affect the value of such securities (provided that you shall not be responsible for providing information based on valuations provided by third party services which value securities based upon changes in one or more broad-based indices).  At the request of the Adviser or the Fund's Valuation Committee, you agree to provide additional reasonable assistance to the Adviser, the Fund's Valuation Committee and the Series' pricing agents in valuing the sub-advised assets, including in connection with fair value pricing of the sub-advised assets.

You will bear all expenses in connection with the performance of your services under this Agreement.  All other expenses to be incurred in the operation of the Series (other than those borne by the Adviser) will be borne by the Series, except to the extent specifically assumed by you.  The expenses to be borne by the Series include, without limitation, the following:  taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not the Adviser's or your officers, directors or employees or holders of 5% or more of the outstanding voting securities of you or the Adviser or any affiliate of you or the Adviser, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses.

The Adviser understands that in entering into this Agreement you have relied upon the inducements made by the Fund to you under the Investment Advisory Agreement.  The Adviser also understands that you now act, and that from time to time hereafter you may act, as investment adviser or sub-investment adviser to one or more investment companies and fiduciary or other managed accounts, and the Adviser has no objection to your so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you and which have available funds for investment in the case of a purchase, the available securities will be allocated in a manner believed by you to be equitable to each company or account.  It is recognized that in some cases this procedure may adversely affect the price paid or received by the Series or the size of the position obtainable for or disposed of by the Series.

It is also understood that (i) you shall be prohibited from consulting with any other sub-investment adviser to the Series (including, in the case of an offering of securities subject to Section 10(f) of the Investment Company Act of 1940, as amended, any sub-investment adviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for the Series in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act of 1940, as amended, and (ii) your responsibility regarding investment advice hereunder is limited to the sub-advised assets.

In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Series or the Adviser in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement.  In no event will you have any responsibility for any other series of the Fund, for any portion of the Series' assets not managed by you or for the acts or omissions of any other sub-investment adviser to the Fund or the Series.  In particular, in the event that you manage only a segment of the Series' assets, you shall have no responsibility for the Series being in violation of any applicable law or regulation or investment policy or restriction applicable to the Series as a whole, or for the Series failing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), if the securities and other holdings of the segment of the Series' assets managed by you are such that your segment would not be in such violation or fail to so qualify if such segment were deemed a separate series of the Fund or a separate regulated investment company under the Code, unless such violation was due to your failure to comply with written guidelines adopted by the Fund or the Adviser and provided to you.  Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee, or agent or one under your control or direction even though paid by you.

As to each Series, this Agreement shall continue until the date set forth opposite such Series' name on Schedule 1 hereto (the "Reapproval Date"), and thereafter shall continue automatically for successive annual periods ending on the day of each year set forth opposite the Series' name on Schedule 1 hereto (the "Reapproval Day"), provided such continuance is specifically approved at least annually by (i) the Fund's Board or (ii) vote of a majority (as defined in the Investment Company Act of 1940, as amended) of the Series' outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in said Act) of the Fund or any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  As to each Series, this Agreement is terminable without penalty (i) by the Adviser on not more than 60 days' notice to you, (ii) by the Fund's Board or by vote of the holders of a majority of the Series' outstanding voting securities on not more than 60 days' notice to you, or (iii) by you on not less than 90 days' notice to the Fund and the Adviser.  This Agreement also will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in said Act or the Investment Advisers Act of 1940, as amended) and you shall be notified by the Fund and the Adviser, or you shall notify the Fund and the Adviser, as applicable, as soon as possible before any such assignment occurs.  In addition, notwithstanding anything herein to the contrary, if the Investment Advisory Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Investment Advisory Agreement terminates.

The Adviser acknowledges that it has received and has had an opportunity to read a copy of your Form ADV Part 2A (the "Brochure") and a copy of the Form ADV Part 2B with respect to your personnel with the most significant responsibility for providing advisory services to the Series (the "Brochure Supplement").  The Adviser agrees that the Brochure and Brochure Supplement, as well as other client communications, may be transmitted to the Adviser electronically.

No provision of this Agreement may be changed, waived or discharged unless signed in writing by the parties hereto.  This Agreement shall be governed by the laws of the State of New York, without regard to the conflict of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the Investment Company Act of 1940, as amended, or the Investment Advisers Act of 1940, as amended.  This Agreement may be executed in several counterparts, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.  Nothing in this Agreement shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.  If any one or more of the provisions of this Agreement shall be held contrary to express law or against public policy, or shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remainder of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Unless otherwise provided herein or agreed to in writing by the parties, all notices, instructions or advice permitted or required under this Agreement shall be deemed to have been properly given if sent by regular first-class mail, registered mail, private courier, facsimile or electronically and addressed to (or delivered to) the respective party at the address set forth above or at such other address or addresses as shall be specified, in each case, in a notice similarly given.  Each party may rely upon any notice from the other party or other communication reasonably believed by the receiving party to be genuine.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

THE DREYFUS CORPORATION

By:

Accepted:

THE BOSTON COMPANY ASSET MANAGEMENT, LLC

By:

SCHEDULE 1

Name of Series	Reapproval Date	Reapproval Day

Dreyfus Diversified Emerging Markets Fund	April 4, 2015	April 4th

EXHIBIT B

FORM OF SUB-INVESTMENT ADVISORY AGREEMENT WITH
MELLON CAPITAL MANAGEMENT CORPORATION

SUB-INVESTMENT ADVISORY AGREEMENT

THE DREYFUS CORPORATION
200 Park Avenue
New York, New York  10166

_________, 2014

Mellon Capital Management Corporation
50 Fremont Street
Suite 3900
San Francisco, California  94105

Ladies and Gentlemen:

As you are aware, Dreyfus Investment Funds (the "Fund") desires to employ the capital of the series named on Schedule 1 hereto, as such Schedule may be revised from time to time (each, a "Series"), by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in the relevant Series' Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board.  The Fund employs The Dreyfus Corporation (the "Adviser") to act as the Series' investment adviser pursuant to a written agreement (the "Investment Advisory Agreement"), a copy of which has been furnished to you.  The Adviser is authorized to and desires to retain you, and you hereby agree to accept such retention, to act as the Series' sub-investment adviser with respect to that portion of the Series' assets which may be assigned to you from time to time (the "sub-advised assets").

In connection with your serving as sub-investment adviser to the Series, it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement.  Such person or persons may be officers or employees of both you and the Fund.  The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect.

Subject to the supervision and approval of the Adviser and the Fund's Board, you will provide investment management of the sub-advised assets.  Your advisory duties and responsibilities hereunder shall pertain only to the sub-advised assets.  You will provide such investment management in accordance with the Series' investment objective(s), policies and limitations as stated in the Series' Prospectus and Statement of Additional Information as from time to time in effect and provided to you.  In connection therewith, you (i) will obtain and provide investment research and supervise the Series' investments with respect to the sub-advised assets and (ii) will conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the sub-advised assets, including the placing of portfolio transactions for execution with brokers or dealers.  You agree that, in placing any orders with selected brokers and dealers, you will attempt to obtain the best net result in terms of price and execution under the circumstances of the particular transaction taking into consideration the full range and quality of a broker or dealer's services.  Consistent with this obligation and in accordance with applicable securities laws, you, in your discretion, may purchase and sell portfolio securities from and to brokers and dealers who provide you with research, analysis, advice and similar services.  You may pay to brokers and dealers, in return for such research and analysis, a higher commission than may be charged by other brokers and dealers, subject to your good faith determination that such commission is reasonable in relation to the value of the services provided by such brokers or dealers in terms either of the particular transaction or of your overall responsibility to the Fund, the Series and your other clients and that the total commissions paid by the Series will be reasonable in relation to the benefits to the Series over the long term and, if applicable, subject to compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended.  Such authorization is subject to termination at any time by the Fund's Board for any reason.  In addition, you are authorized to allocate purchase and sale orders for portfolio securities to brokers and dealers that are affiliated with you, the Adviser, the Series' principal underwriter or any other sub-investment adviser to the Series if you believe that the quality of the transaction and the commission are comparable to what they would be with other qualified firms, and provided that the transactions are consistent with the Fund's Rule 17e-1 procedures.  In no instance may portfolio securities be purchased from or sold to you, the Adviser, the Series' principal underwriter, any other sub-investment adviser to the Series or any person affiliated with you, the Adviser, the Series' principal underwriter, any other sub-investment adviser to the Series or the Series, except in accordance with the applicable securities laws and the rules and regulations thereunder, including Rules 17a-7 and 17a-10 under the Investment Company Act of 1940, as amended, and any exemptive order then currently in effect.  The Adviser will periodically provide you with a list of the affiliates of the Adviser or the Series to which investment restrictions apply, and will specifically identify in writing (a) all publicly traded companies in which the Series may not invest, together with ticker symbols for all such companies, and (b) any affiliated brokers and any restrictions that apply to the use of those brokers by the Series.

Proxies of companies whose shares are part of the sub-advised assets shall be voted as described in the Series' Prospectus and Statement of Additional Information, and you shall not be required to assume any responsibility for the voting of such proxies without your prior consent.  You are authorized and agree to act on behalf of the Series with respect to any reorganizations, exchange offers and other voluntary corporate actions in connection with securities held in the sub-advised assets in such manner as you deem advisable, unless the Series or the Adviser otherwise specifically directs in writing.  You shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the sub-advised assets.  You also shall have no obligation to initiate any legal proceeding (including, without limitation, class actions and bankruptcies) with respect to the securities constituting the sub-advised assets and you shall not file proofs of claims relating to the sub-advised assets.  The Adviser shall furnish you with copies of the Series' Prospectuses, Statements of Additional Information and shareholder reports.  You will be provided the opportunity to review and approve any description of you and your investment process set forth in the Series' Prospectus, Statement of Additional Information and shareholder reports.  The Adviser also will furnish you with copies of Prospectus or Statement of Additional Information supplements that disclose any changes to the Series' investment objective, policies, strategies or restrictions and you will have a reasonable period of time to implement such changes with respect to the sub-advised assets.

You will furnish to the Adviser or the Fund such information, with respect to the investments which the Series may hold or contemplate purchasing in connection with the sub-advised assets, as the Adviser or the Fund may reasonably request.  The Fund and the Adviser wish to be informed of important developments materially affecting the management of the sub-advised assets and shall expect you, on your own initiative, to furnish to the Fund or the Adviser from time to time such information as you may believe appropriate for this purpose.  Upon reasonable request, you will make available your officers and employees to meet with the Fund's Board and/or the Adviser to review the sub-advised assets.

You will maintain all required books and records with respect to the securities transactions of the Series for the sub-advised assets, and will furnish the Fund's Board and the Adviser with such periodic and special reports as the Fund's Board or the Adviser reasonably may request.  You hereby agree that all records which you maintain for the Fund or the Adviser are the property of the Fund or the Adviser, and agree to preserve for the periods prescribed by applicable law any records which you maintain for the Fund or the Adviser and which are required to be maintained, and further agree to surrender promptly to the Fund or the Adviser any records which you maintain for the Fund or the Adviser upon request by the Fund or the Adviser, provided that you shall have reasonable opportunity to create and maintain copies of applicable records.

The Adviser and you each agree to comply with applicable laws, rules and regulations, including the Investment Advisers Act of 1940, as amended, and the Investment Company Act of 1940, as amended.  You will promptly notify the Fund's Chief Compliance Officer (a) in the event the Securities and Exchange Commission or other governmental authority has censured you, placed limitations upon your activities, functions or operations, suspended or revoked your registration, as an investment adviser, or has commenced proceedings or an investigation that you reasonably determine is likely to result in any of these actions; or (b) upon becoming aware of any material fact relating to you that is not contained in the Series' Prospectus or Statement of Additional Information, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.  Upon request, and in accordance with the scope of your obligations and responsibilities contained in this Agreement, you will provide reasonable assistance to the Fund in connection with the Series' compliance with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder, and Rule 38a-1 under the Investment Company Act of 1940, as amended.  Such assistance shall include, but not be limited to, (i) certifying periodically, upon the request of the Fund's Chief Compliance Officer, that you are in compliance with all applicable "federal securities laws," as required by Rule 38a-1 under the Investment Company Act of 1940, as amended, and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended; (ii) facilitating and cooperating with the Fund's Chief Compliance Officer to evaluate the effectiveness of your compliance controls; (iii) providing the Fund's Chief Compliance Officer with direct access to your compliance personnel; (iv) providing the Fund's Chief Compliance Officer with periodic reports; and (v) promptly providing the Fund's Chief Compliance Officer with special reports in the event of material compliance violations.  Upon request, you will provide certifications to the Fund, in a form satisfactory to the Fund, to be relied upon by the Fund's officers certifying the Fund's periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act of 1940, as amended.

You shall exercise your best judgment in rendering the services to be provided hereunder, and the Adviser agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Fund, the Series or the Adviser, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Adviser, the Fund, the Series or the Series' security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.  The Fund is expressly made a third party beneficiary of this Agreement with rights as respect to the Series to the same extent as if it had been a party hereto.

In consideration of services rendered pursuant to this Agreement, the Adviser will pay you on the first business day of each month, out of the investment advisory fee it receives and only to the extent thereof, a fee at the annual rate set forth on Schedule 1 hereto.  If the Adviser waives all or a portion of the investment advisory fee it is entitled to receive from the Series, the fee payable to you pursuant to this Agreement may be reduced as you and the Adviser mutually agree.  The fee for the period from the effective date of this Agreement to the end of the month thereof shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable within 10 business days of the date of termination of this Agreement.  For the purpose of determining fees payable to you, the value of the Series' net assets shall be computed in the manner specified in the Series' then-current Prospectus and Statement of Additional Information for the computation of the value of the Series' net assets.

Net asset value shall be computed on such days and at such time or times as described in the Series' then-current Prospectus and Statement of Additional Information.  You agree to notify the Adviser if you become aware of a significant event that has occurred with respect to one or more securities held in the sub-advised assets that would materially affect the value of such securities (provided that you shall not be responsible for providing information based on valuations provided by third party services which value securities based upon changes in one or more broad-based indices).  At the request of the Adviser or the Fund's Valuation Committee, you agree to provide additional reasonable assistance to the Adviser, the Fund's Valuation Committee and the Series' pricing agents in valuing the sub-advised assets, including in connection with fair value pricing of the sub-advised assets.

You will bear all expenses in connection with the performance of your services under this Agreement.  All other expenses to be incurred in the operation of the Series (other than those borne by the Adviser) will be borne by the Series, except to the extent specifically assumed by you.  The expenses to be borne by the Series include, without limitation, the following:  taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not the Adviser's or your officers, directors or employees or holders of 5% or more of the outstanding voting securities of you or the Adviser or any affiliate of you or the Adviser, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses.

The Adviser understands that in entering into this Agreement you have relied upon the inducements made by the Fund to you under the Investment Advisory Agreement.  The Adviser also understands that you now act, and that from time to time hereafter you may act, as investment adviser or sub-investment adviser to one or more investment companies and fiduciary or other managed accounts, and the Adviser has no objection to your so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you and which have available funds for investment in the case of a purchase, the available securities will be allocated in a manner believed by you to be equitable to each company or account.  It is recognized that in some cases this procedure may adversely affect the price paid or received by the Series or the size of the position obtainable for or disposed of by the Series.

It is also understood that (i) you shall be prohibited from consulting with any other sub-investment adviser to the Series (including, in the case of an offering of securities subject to Section 10(f) of the Investment Company Act of 1940, as amended, any sub-investment adviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for the Series in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act of 1940, as amended, and (ii) your responsibility regarding investment advice hereunder is limited to the sub-advised assets.

In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Series or the Adviser in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement.  In no event will you have any responsibility for any other series of the Fund, for any portion of the Series' assets not managed by you or for the acts or omissions of any other sub-investment adviser to the Fund or the Series.  In particular, in the event that you manage only a segment of the Series' assets, you shall have no responsibility for the Series being in violation of any applicable law or regulation or investment policy or restriction applicable to the Series as a whole, or for the Series failing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), if the securities and other holdings of the segment of the Series' assets managed by you are such that your segment would not be in such violation or fail to so qualify if such segment were deemed a separate series of the Fund or a separate regulated investment company under the Code, unless such violation was due to your failure to comply with written guidelines adopted by the Fund or the Adviser and provided to you.  Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee, or agent or one under your control or direction even though paid by you.

As to each Series, this Agreement shall continue until the date set forth opposite such Series' name on Schedule 1 hereto (the "Reapproval Date"), and thereafter shall continue automatically for successive annual periods ending on the day of each year set forth opposite the Series' name on Schedule 1 hereto (the "Reapproval Day"), provided such continuance is specifically approved at least annually by (i) the Fund's Board or (ii) vote of a majority (as defined in the Investment Company Act of 1940, as amended) of the Series' outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in said Act) of the Fund or any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  As to each Series, this Agreement is terminable without penalty (i) by the Adviser on not more than 60 days' notice to you, (ii) by the Fund's Board or by vote of the holders of a majority of the Series' outstanding voting securities on not more than 60 days' notice to you, or (iii) by you on not less than 90 days' notice to the Fund and the Adviser.  This Agreement also will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in said Act or the Investment Advisers Act of 1940, as amended) and you shall be notified by the Fund and the Adviser, or you shall notify the Fund and the Adviser, as applicable, as soon as possible before any such assignment occurs.  In addition, notwithstanding anything herein to the contrary, if the Investment Advisory Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Investment Advisory Agreement terminates.

The Adviser acknowledges that it has received and has had an opportunity to read a copy of your Form ADV Part 2A (the "Brochure") and a copy of the Form ADV Part 2B with respect to your personnel with the most significant responsibility for providing advisory services to the Series (the "Brochure Supplement").  The Adviser agrees that the Brochure and Brochure Supplement, as well as other client communications, may be transmitted to the Adviser electronically.

Unless indicated on Schedule 1 hereto, the Fund has claimed an exclusion from the definition of a Commodity Pool Operator pursuant to CFTC Rule 4.5 (the "CPO Exclusion") and you shall not manage the sub-advised assets in a manner that would cause the Fund (as if the Fund was comprised solely of the sub-advised assets) to not qualify for the CPO Exclusion until otherwise indicated for the Fund on such Schedule.  If the Fund is identified on Schedule 1 as not claiming the CPO Exclusion and you intend to rely on CFTC Rule 4.7, unless Schedule 1 states to the contrary, the Adviser represents that the Fund is a "qualified eligible person" under the rule, consents to the Fund being treated as an exempt account under the rule, and acknowledges the legend set forth above its signature below.

No provision of this Agreement may be changed, waived or discharged unless signed in writing by the parties hereto.  This Agreement shall be governed by the laws of the State of New York, without regard to the conflict of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the Investment Company Act of 1940, as amended, or the Investment Advisers Act of 1940, as amended.  This Agreement may be executed in several counterparts, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.  Nothing in this Agreement shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.  If any one or more of the provisions of this Agreement shall be held contrary to express law or against public policy, or shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remainder of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Unless otherwise provided herein or agreed to in writing by the parties, all notices, instructions or advice permitted or required under this Agreement shall be deemed to have been properly given if sent by regular first-class mail, registered mail, private courier, facsimile or electronically and addressed to (or delivered to) the respective party at the address set forth above or at such other address or addresses as shall be specified, in each case, in a notice similarly given.  Each party may rely upon any notice from the other party or other communication reasonably believed by the receiving party to be genuine.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION.  THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE.  CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

THE DREYFUS CORPORATION

By:

Accepted:

MELLON CAPITAL MANAGEMENT CORPORATION

By:

SCHEDULE 1

Name of Series	Reapproval Date	Reapproval Day
Dreyfus Diversified Emerging Markets Fund	April 4, 2015	April 4th

Important Notice Regarding Internet Availability of
Proxy Materials for the Special Meeting of Shareholders of Dreyfus/The Boston Company
Emerging Markets Core Equity Fund to be held on January 23, 2014:
The Notice of Special Meeting of Shareholders, the Proxy Statement and a copy of the Fund's most recent annual report to shareholders are available at
www.dreyfus.com/proxyinfo

DREYFUS INVESTMENT FUNDS
Dreyfus/The Boston Company Emerging Markets Core Equity Fund

The undersigned shareholder(s) of Dreyfus/The Boston Company Emerging Markets Core Equity Fund (the "Fund"), a series of Dreyfus Investment Funds (the "Trust"), hereby appoint(s) James Bitetto and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on December 6, 2013 at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, at 9:30 a.m., on Thursday, January 23, 2014, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSALS SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY  11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go to website www.proxyvote.com.
3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-877-907-7646.
3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DREYFUS/THE BOSTON COMPANY EMERGING MARKETS CORE EQUITY FUND

DREYFUS/THE BOSTON COMPANY LARGE CAP CORE FUND
1.	To approve a Sub-Investment Advisory Agreement for the Fund between Dreyfus and The Boston Company Asset Management, LLC.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	To approve a Sub-Investment Advisory Agreement for the Fund between Dreyfus and Mellon Capital Management Corporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.
To approve the implementation of a "manager of managers" arrangement whereby Dreyfus, the Fund's investment adviser, under certain circumstances, would be able to hire and replace affiliated and unaffiliated sub-advisers for the Fund without obtaining shareholder approval.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.	To approve revising the Fund's fundamental investment restriction on investing in derivatives.

FOR	AGAINST	ABSTAIN
☐	☐	☐

5.	To approve revising the Fund's fundamental investment restriction on borrowing.

FOR	AGAINST	ABSTAIN
☐	☐	☐

6.	To approve revising the Fund's fundamental investment restriction on making loans.

FOR	AGAINST	ABSTAIN
☐	☐	☐

7.	To approve removing the Fund's fundamental investment restriction on margin.

FOR	AGAINST	ABSTAIN
☐	☐	☐

8.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date